UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

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[ ]Definitive Proxy Statement
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[ ]Soliciting Material Pursuant to Section 240.14a-11(c)or
   Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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
                SCIENTIFIC INDUSTRIES, INC.
                     70 Orville Drive
                 Bohemia, New York 11716

                       _____________

  AMENDED NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

         To be held on Monday, November 18, 2002


	Notice is hereby given that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware
Corporation (the "Company") will be held on Monday, November 18, 2002, at 10:30 am (New York time) at the Princeton Club, 15 West 43rd Street,
New York, New York 10036, for the following purposes:

1. To elect two Class C Directors to the Company's Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ended June 30, 2005 and until the election and qualification of their respective successors.

2. To consider and act upon a proposal to approve the 2002 Stock Option Plan of the Company.

3. To ratify the appointment of Nussbaum Yates & Wolpow, P.C. as the Company's independent auditors for the fiscal year ending June 30, 2003.

4. To vote on the proposal to be presented by Mr. Lowell A. Kleiman described in the section "Stockholder Proposal" in the Supplement to the Company's Proxy Statement enclosed herewith ("Kleiman Stockholder Proposal").

5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

	THE BOARD OF DIRECTORS OF THE COMPANY HAS VOTED TO RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF JOSEPH G. CREMONESE AND ROGER B. KNOWLES AS THE CLASS C DIRECTORS AND FOR PROPOSAL 2 AND 3 AND "AGAINST" THE KLEIMAN STOCKHOLDER PROPOSAL.

	The Board of Directors has fixed the close of business on September 27, 2002, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual
Meeting and at any adjournments thereof.

	We urge you NOT to sign or return Kleiman's blue proxy card. Simply throw it away. We encourage you to sign the Company's enclosed revised WHITE proxy card and return it promptly in the enclosed self-addressed, postage prepaid envelope.

	If you are a stockholder of record or own your shares in "street name" and returned the Company's original WHITE proxy card which does not include the Kleiman Stockholder Proposal, or have previously voted by telephone or the Internet, you have given the Company's Board of Directors' designated proxy holders discretion to vote "AGAINST" the Kleiman Stockholder Proposal, and that is all you need to do if you support your Board's recommendation.

	If you wish to specify the manner in which your shares are to be voted on the Kleiman Stockholder Proposal, you should mark, sign, date and return the accompanying revised WHITE proxy card that contains the Kleiman Stockholder Proposal as Proposal 4.

	The inclusion of the Kleiman Stockholder Proposal in this Amended Notice of Annual Meeting should not be deemed an admission by the Company that Mr. Kleiman has the right under either Delaware law or the Company's Certificate of Incorporation, as amended or By-Laws as amended to have the proposal presented at or voted upon at the Annual Meeting. Given the non-binding nature of this proposal, however, the Board has decided to submit the proposal to a vote of stockholders at the Annual Meeting. The Company reserves the right to challenge at some future time, and in its sole discretion, the propriety under Delaware law and the Company's Certificate of Incorporation as amended or By-Laws as amended of any stockholder proposal that might be presented at the Annual Meeting.



By Order of your Board of Directors,


                                         /s/ Robert P. Nichols
                                         _____________________
                                         Robert P. Nichols
                                         Secretary

Bohemia, New York
November 1, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN
THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.





                           YOUR VOTE IS IMPORTANT